As filed with the Securities and Exchange Commission on June 16, 2003


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 16, 2003


                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-18711                   13-3437739
         --------                       -------                   ----------
(State or other jurisdiction of    (Commission File             (IRS Employer
      incorporation)                    Number)              Identification No.)


7 PENN PLAZA, SUITE 422, NEW YORK, NY                           10001
-------------------------------------                           -----
     (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 563-1036
                                                           --------------

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.


                  EXHIBIT NO.       DESCRIPTION
                  -----------       -----------

                  99.1 Actrade Financial Technologies Ltd. Monthly Operating Statement for the period May 1, 2003 through May 31, 2003

                  99.2 Actrade Capital, Inc. Monthly Operating Statement for the period May 1, 2003 through May 31, 2003

ITEM 9.  REGULATION FD DISCLOSURE.

                  On June 16, 2003, Actrade Financial Technologies Ltd. (the "Company") and one of its direct U.S. subsidiaries, Actrade Capital, Inc. ("Capital"), each filed a monthly operating statement for the period May 1, 2003 through May 31, 2003 (together, the "Operating Reports") with the United States Bankruptcy Court for the Southern District of New York. A copy of the Operating Reports are filed as Exhibits 99.1 and 99.2 hereto and incorporated by reference herein.

LIMITATION ON INCORPORATION BY REFERENCE

                  In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

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                                                                               3


CAUTIONARY STATEMENT REGARDING FINANCIAL AND OPERATING DATA

                  The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports. The Operating Reports contain financial statements and other financial information that has not been audited by independent accountants and may be subject to future revision, reconciliation and adjustment. The Operating Reports are in a format prescribed by applicable bankruptcy laws and should not be used for investment purposes. The Operating Reports contain information for periods different from those required in the Company's reports pursuant to the Exchange Act, and that information might not be indicative of the Company's or Capital's financial condition or operating results for the period that would be reflected in the Company's or Capital's financial statements or in the Company's reports pursuant to the Exchange Act. Results set forth in the Operating Reports should not be viewed as indicative of future results.

                  In addition, it should be noted that (a) the Company has not completed its financial statements as of or for the fiscal year ended June 30, 2002, or received its independent public accountants' report thereon or filed with the Securities and Exchange Commission (the "SEC") its Annual Report on Form 10-K for the year ended June 30, 2002, (b) the Company's independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the Company's financial statements for the fiscal year ended June 30, 2002, (c) the Company has not completed its financial statements as of and for the three months ended September 30, 2002, December 31, 2002 or March 31, 2003, or filed with the SEC its Quarterly Report on Form 10-Q for the quarters ended September 30, 2002, December 31, 2002 or March 31, 2003, and (d) as stated in the Company's December 12, 2002 press release (the "December 12 Release"), the Company's historical financial statements and SEC filings should not, at this time, be relied upon.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

                  Certain information contained in this press release constitutes forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Actual results or events may differ materially from those indicated by such forward-looking statements as a result of risks and uncertainties due to the Company's pending litigation and ongoing internal evaluation and regulatory and law enforcement investigations, each as described in the Company's recent press releases, including the Company's December 12, 2002 and subsequent press releases. Other factors that may cause results or events to differ materially from those indicated by such forward-looking statements include, but are not limited to: uncertainties regarding the possibility of restatements of documents previously filed by the Company with the SEC, including restatements of the Company's financial statements; uncertainties regarding the ability of the Company to finalize a pending settlement of the obligations of certain bankrupt customers of the Company and the Taiwanese parent corporation of certain of those customers, as well as the Company's claims under certain related surety bonds, all as more fully described in the Company's Current Report on Form 8-K dated May 13, 2003; additional facts found by the Company in connection with the issues that are the

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                                                                               4


subject of an internal evaluation; uncertainties regarding the Company's Chapter 11 bankruptcy process; uncertainties regarding the Company's ability to be successful in pursuing a sale transaction, the Company's ability to find a qualified buyer, or that a sale will actually increase creditor or stockholder value; uncertainties regarding the Company's ability to collect on all its outstanding receivables as they come due; and those factors discussed in the Company's Form 10-Q for the quarter ending March 31, 2002, which is on file with the SEC. Additional risks and uncertainties in connection with a sale transaction include, without limitation, material contingencies provided for in a sale transaction, amendment of the terms of, delay in implementation of or termination of any transaction agreement and the Company's ability to retain key employees during the sale transaction process. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

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                                                                               5


                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ACTRADE FINANCIAL TECHNOLOGIES LTD.



                                   By:  /s/ Richard McCormick
                                        ---------------------------------------
                                        Name:   Richard McCormick
                                        Title:  Chief Executive Officer




Dated: June 16, 2003

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                                                                               6


                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------

99.1 Actrade Financial Technologies Ltd. Monthly Operating Statement for the period May 1, 2003 through May 31, 2003

99.2 Actrade Capital, Inc. Monthly Operating Statement for the period May 1, 2003 through May 31, 2003